Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report of Global MobileTech, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the period ended March 31, 2013, as filed with the Securities and Exchange Commission (the “Report”), I, Mohd Aris Bernawi, Chief Executive Officer (principal executive officer) of the Company, hereby certify as of the date hereof, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 14, 2013

By:	/s/ Mohd Aris Bernawi
Mohd Aris Bernawi
Chairman and Chief Executive Officer